TAG Consumer Conference April 10, 2013 David Jaffe President & CEO

Forward Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from our forecasted results . Detailed information concerning those risks and uncertainties are readily available in our most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q which have been filed with the U . S . Securities and Exchange Commission . Non - GAAP Financial Measures Where indicated, certain financial information herein has been presented on a non - GAAP basis . This basis adjusts for items that management believes are not indicative of the Company’s underlying operating performance . Reference should be made to the Company’s annual earnings releases for all periods for the nature of such adjustments and for a reconciliation of such non - GAAP measures to the Company’s financial results prepared in accordance with GAAP . 2

Our Vision “Serve our shareholders and create value by becoming a family of leading retail concepts with $10 billion in sales and top tier profitability.” Our Mission “Making people feel good about themselves.” 3

Investor Highlights 4 • Diversified portfolio • Significant growth opportunities • Shared Services leverages overhead & drives synergies • Strong Balance Sheet & Cash Flow • Future opportunities

Current Structure 5 Shared Services Group

Unique Business Model • Brands focus on their target customer • Brands remain in existing locations • Brand management remains in place • Centralization of back office functions Model enables brands to drive business and shared services group to drive efficiencies 6

Shared Services Organization Structure 7

Customer Demographics 8 Youthful Mature Income Justice Lane Bryant maurices dressbarn Catherines HHI $88K $70K $75K $73K $69K Age 7 - 12 yrs old 30 - 45 yrs old 17 - 34 yrs old 35 - 55+ yrs old 45+ yrs old

Our Mission 9 To enhance a tween girl’s self - esteem by providing her the hottest fashion and lifestyle products, in a unique, fun, interactive environment …all at a great value for mom!

Locations 958 Stores in 47 States, Puerto Rico & Canada • 1,100 store potential • 55 new stores planned in FY13 Outlets 10% Strip 24% Lifestyle 12% Mall 55% 10

Market Share 11 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Tween girls 7 - 12 apparel market, 12 ME Nov 12, 11 Source – NPD Group Dotted line represents 2011 Market Share 2012 10.5% 10.5% 10.3% 5.8% 5.4% 4.6% 3.8% 2011 10.8% 11.0% 10.4% 6.3% 8.4% 4.9% 3.3% % Var (0.3%) (0.5%) (0.1%) (0.5%) (3.0%) (0.3%) 0.5% 50 bps (30 bps) (300 bps) (30 bps) (50 bps) (10 bps) (50 bps)

FY13 Strategic Initiatives 12 • Continue market domination in Hot - Est , Big - Est & Easy - Est • Drive MMU $ • E - commerce sales growth • New store growth • Expand dual - gender concept: Brothers

Growth Drivers • Comp sales • New stores • E - commerce • Brothers expansion 13

Our Mission 14 Consistently provide our Guest fashionable outfits that fit her, make her look stylish and feel sexy, confident and happy.

Outlets 15% Strip 44% Mall 34% Lifestyle 8% Locations 15 789 Stores in 46 States • Market focus: 100K to 150K population • Continuing migration to strip centers • 1,000 store potential • 45 new stores planned in FY13

0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Market Share Source: The NPD Group/Consumer Panel Track – 12 Months Ending January 2013 NPD definition of Plus Size (self reported) Data includes all Women’s A pparel categories and Intimate A pparel; does not include Jewelry or Footwear 10 bps (10 bps) (30 bps) 2013 11.2% 5.1% 4.8% 4.8% 3.9% 2.8% 2.7% 2.6% 2.3% 2.3% 2.2% 1.8% 2012 11.8% 5.0% 4.9% 4.8% 4.8% 2.7% 2.6% 2.2% 1.9% 2.4% 1.9% 1.8% % Var (0.6%) 0.1% (0.1%) FLAT (0.9%) 0.2% 0.2% 0.4% 0.4% (0.1%) 0.3% FLAT 16 Flat Flat (60 bps) (90 bps) 20 bps 20 bps 40 bps 40 bps (10 bps) 30 bps

FY13 Strategic Initiatives 17 • Launched comprehensive rebranding • Reposition the fleet • Drive multi - channel growth • Improve inventory productivity

Growth Drivers 18 • Store relocation and expansion • E - commerce • Merchandise mix refinement • Tighter inventory, markdown management

Simply the best hometown specialty store. 19 Our Mission

Locations 850 Stores in 45 States & Canada • Small – mid market focus: 25K to 150K population • 1,250 store potential • 60 new stores planned in FY13 Outlets 5% Strip 48% Mall 37% Metro/Fringe 10% 20

FY13 Strategic Initiatives 21 • Open new stores • Grow e - commerce • Consistency in merchandise offering • Increase direct sourced product • Refine markdown management • Customer acquisition and retention

Growth Drivers 22 • Comp sales • New stores – Domestic – Canada • E - commerce • Develop sourcing

Our Mission 23 23 Inspiring women to look and feel beautiful.

Locations 829 Stores in 48 States • National presence in medium to large markets • 1,000 store potential • 35 new stores planned in FY13 24 Outlets 22% Strip 72% Downtown 2% Mall 4%

FY13 Strategic Initiatives 25 • Hot - Est in fashion for our target customer • Store experience • Marketing strategy • Accelerating growth • Talent

Growth Drivers 26 • Sales growth – Comp stores – E - commerce expansion – New store openings • Margin Expansion – Design – Greater depth per SKU – Merchandise enhancements – Differentiating service

Our Mission 27 To serve the lifestyle and fit needs of women size 18+ with up - to - date classic outfits inspiring her to look and feel her best.

Locations 409 Stores in 44 States • National presence in major markets 28 Strip 83% Outlet 2% Mall 14% Lifestyle 1%

0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Market Share Source: The NPD Group/Consumer Panel Track – 12 Months Ending January 2013 NPD definition of Plus Size (self reported) Data includes all Women’s A pparel categories and Intimate A pparel; does not include Jewelry or Footwear 10 bps (10 bps) (30 bps) 2013 11.2% 5.1% 4.8% 4.8% 3.9% 2.8% 2.7% 2.6% 2.3% 2.3% 2.2% 1.8% 2012 11.8% 5.0% 4.9% 4.8% 4.8% 2.7% 2.6% 2.2% 1.9% 2.4% 1.9% 1.8% % Var (0.6%) 0.1% (0.1%) FLAT (0.9%) 0.2% 0.2% 0.4% 0.4% (0.1%) 0.3% FLAT 29 Flat Flat (60 bps) (90 bps) 20 bps 20 bps 40 bps 40 bps (10 bps) 30 bps

FY13 Strategic Initiatives 30 • Drive multi - channel growth • Improve inventory productivity • Increase direct - sourced product penetration • Optimize marketing mix • Streamline marketing events & campaigns • Leverage CRM database

Growth Drivers 31 • E - commerce • Merchandise mix refinement • Greater penetration of direct - sourced product • Tighter inventory, markdown management

Shared Service Capabilities 32 Finance Accounting Internal Audit Risk HR Services Benefits Lease Admin Legal Global Sourcing Distribution & Global Logistics Information Technology Digital Shared Services Tax Treasury Compensation Payroll HRIS

Integration Strategies 33 • Optimize distribution centers • Transform logistics network • In - source e - commerce platform • Expand direct sourcing • Consolidate technology platforms • Optimize business processing

Corporate Overhead Reduction 34 FY13 FY14 FY15 Estimated Savings Net Savings ($10M) ($20M) ($20M) ($50M) EPS Impact $0.04 $0.08 $0.08 $0.20 2012 Legacy ascena ~$70M 2012 Legacy Charming Shoppes ~$80M Proforma ascena Shared Services Group ~$150M

Brand Synergies Potential (in millions, except EPS) Estimated Savings • DC consolidation – Retail distribution $12 – 13 – E - commerce fulfillment $9 – 10 – Transportation $5 – 6 • Benefits consolidation $4 – 5 • Common systems $2 – 3 • Renegotiate national contracts $2 – 3 • Corporate Insurance/Risk $2 – 3 • Lease administration $1 – 2 • Direct sourcing opportunity TBD Total $37 – 45 Estimated EPS impact $0.15 – 0.18 35

Financials Dirk Montgomery Chief Financial Officer

Fall Season Comp Sales 37 Comp Store Sales Justice 4% Lane Bryant (5%) maurices 1% dressbarn (2%) Catherines 5% ascena Flat E - commerce 33% Combined Store & E - commerce 3%

0 1,000 2,000 3,000 4,000 5,000 FY10 FY11 FY12 FY13E 36 300 982 987 1,037 1,070 681 777 853 940 120 1,045 712 1,150 1,307 1,475 Justice Lane Bryant maurices dressbarn Catherines Sales Growth 38 ($M) 2,914 3,353 4,830 2,375

0 50 100 150 200 250 300 350 400 FY10 FY11 FY12 FY13E 3 35 11 25 40 9 25 45 65 15 135 27 68 90 115 Justice Lane Bryant maurices dressbarn Catherines E - Commerce Growth 39 ($M) 104 178 390 36

0 50 100 150 200 250 300 350 400 450 FY10 FY11 FY12 FY13E 5 66 63 57 35 93 108 103 115 64 140 173 195 Justice Lane Bryant maurices dressbarn Catherines Operating Income* Growth 40 311 332 350 *Non - GAAP including fully allocated overhead costs ($M) 223

$0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 FY10 FY11 FY12 FY13E $0.88 $1.17 $1.34 $1.20 - $1.30 Annual EPS* Growth 41 *Non - GAAP

Uses of Cash 42

Selected Balance Sheet Information 43 ($M) Cash and investments 326 Inventories 499 Total assets 2,883 Debt 277 Total liabilities 1,409 Total equity 1,474 Total liabilities & equity 2,883 2nd Quarter Ended January 26, 2013

Long - term Economic Model • Sales annual growth rate of 8% to 10% • Operating income % of sales of 12%+ • EPS annual growth rate of 10%+ 44

Investor Highlights 45 • Diversified portfolio • Significant growth opportunities • Shared Services leverages overhead & drives synergies • Strong Balance Sheet & Cash Flow • Future opportunities